UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

Strategic Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

200 West Madison Street, Suite 1700
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Strategic Hotels & Resorts, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on June 16, 2014, in order to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with the Company’s acquisition of the the remaining 63.6% ownership interest in BSK Del Partner, L.P., the entity that owns the Hotel del Coronado (the "HDC JV Acquisition"), which closed on June 11, 2014.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial statements of businesses acquired.
Filed as Exhibit 99.1 hereto are the audited consolidated financial statements as of and for the year ended December 31, 2013 and the unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 of BSK Del Partner, L.P., the owner of the Hotel del Coronado.
(b)     Pro forma financial information.
In connection with the HDC JV Acquisition, filed as Exhibit 99.2 hereto is the unaudited pro forma financial information.
(d)    Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1
Audited consolidated financial statements as of and for the year ended December 31, 2013 and the unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 of BSK Del Partner, L.P.

99.2
Unaudited pro forma financial information

(a) Unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2014
(b) Unaudited pro forma condensed consolidated statement of operations of the Company for the three months ended March 31, 2014
(c) Unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

August 15, 2014	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1
Audited consolidated financial statements as of and for the year ended December 31, 2013 and the unaudited consolidated financial statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 of BSK Del Partner, L.P.

99.2
Unaudited pro forma financial information

(a) Unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2014
(b) Unaudited pro forma condensed consolidated statement of operations of the Company for the three months ended March 31, 2014
(c) Unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2013